                                                                    EXHIBIT 10.5

                          BIO-ENGINEERED FOODS, INC.
                          --------------------------
                           1997 STOCK INCENTIVE PLAN
                           -------------------------


1.  PURPOSE.

     1.1  INCENTIVE TO EMPLOYEES.  This 1997 Stock Incentive Plan (the "Plan")
          ----------------------
is intended to provide incentive to, and to encourage stock ownership by, selected employees, officers, directors and consultants of Bio-Engineered Foods, Inc., a Delaware corporation (the "Company"), any Subsidiary (as defined below) and any Parent (as defined below), so that such employees, officers, directors and consultants may acquire a proprietary interest in, or increase their proprietary interest in, the Company. For the purposes of the Plan, the terms "Subsidiary" and "Parent" shall mean any present or future corporation which would be a "subsidiary corporation" or a "parent corporation," respectively, of the Company, as those terms are defined in Section 424 of the Internal Revenue Code of 1986, as amended (the "Code").

     1.2  STOCK OPTION AWARDS.  The Plan provides for the grant of options to
          -------------------
purchase shares of the Company's authorized but unissued Common Stock ("Shares") to selected officers, employees, directors and consultants of the Company (sometimes collectively referred to herein as "offerees", "grantees" or "optionees"). Options granted under the Plan may include both non-statutory options and options intended to qualify as "incentive stock options", as that term is defined in Section 422 of the Code ("incentive stock options").

2.   ADMINISTRATION.

     2.1  BOARD OF DIRECTORS.  The Plan shall be administered by the Board of
          ------------------
Directors of the Company (the "Board") or by a Committee as defined in
Section 2.2 below. The interpretation and construction by the Board or the Committee of any provision of the Plan, or of any agreement or option issued or executed under or pursuant to the Plan, shall be final and binding upon optionees hereunder. No member of the Board or the Committee shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement or option issued or executed under or pursuant to the Plan.

     2.2  COMMITTEE OF THE BOARD.  The Board may, in its sole and absolute
          ----------------------
discretion, delegate any or all of its duties and authority with respect to the Plan to a committee of at least two (2) Directors of the Company (the "Committee") to be appointed by and to serve at the pleasure of the Board. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members, whether present in person or by telephonic means at a meeting of the Committee, or by the unanimous written consent of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

     2.3  ADMINISTRATIVE POWERS.  Subject to the provisions of the Plan, the
          ---------------------
Board or the Committee, as the case may be (the "Administrator"), shall have authority to take the following actions:

     (a) to construe and interpret the Plan and apply its provisions;

     (b) to promulgate, amend and rescind rules and regulations relating to the administration of the Plan;

     (c) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

     (d) to determine when options are to be granted under the Plan;

     (e) from time to time to select those officers, employees, directors and consultants to whom options shall be granted from among the eligible officers, employees, directors and consultants (as determined pursuant to Section 3 below) of the Company, any Subsidiary or Parent;

     (f) to determine the number of Shares to be made subject to each option;

     (g) to prescribe the terms and condition of each option, including, without limitation, the exercise price and medium of payment, to determine whether such option is to be classified as an incentive stock option or as a non-statutory stock option, and to specify the provisions of the stock option agreement relating to such option;

     (h) to amend any outstanding stock option agreement for the purpose of modifying the exercise price as the case may be, subject to applicable legal restrictions and to the consent of the other party to such agreement;

     (i) to determine the duration and purpose of leaves of absences which may be granted to employees without constituting termination of their employment for purposes of the Plan; and

     (j) to make any and all other determinations which they determine to be necessary or advisable for administration of the Plan.

3.   ELIGIBILITY.

     3.1  GENERAL RULE.  Any employee, officer, director or consultant of the
          ------------
Company, any Subsidiary or Parent, shall be eligible to receive options granted under the Plan and may hold more than one option.

     3.2  ELIGIBLE DIRECTOR LIMITATION.  Notwithstanding the provisions of
          ----------------------------
Section 3.1 above, no person shall be eligible to receive an option granted under the Plan if at the time the option is granted, he or she is a director of the Company and has not by resolution of the Board of Directors been designated as an "eligible director." No member of the Committee may be designated as an eligible director.

     3.3  LIMITATION WITH RESPECT TO INCENTIVE STOCK OPTIONS.
          --------------------------------------------------

          (a)  LIMITATION TO EMPLOYEES.  No incentive stock option shall be
               -----------------------
granted under the Plan except to employees (including employees who are officers) of the Company, any Subsidiary, or any parent.

          (b)  LIMITATION ON AMOUNT.  The aggregate Fair Market Value
               --------------------
(determined as of the date of grant) of Shares with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year (under the Plan and all such plans of the Company) shall not exceed $100,000.

4.   FAIR MARKET VALUE.

     For purposes of the Plan, "Fair Market Value" of Shares of Common Stock of the Company on any date shall mean:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NASDAQ National Market or The NASDAQ SmallCap Market of The NASDAQ Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, or;

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

5.   THE STOCK.

     Subject to adjustment as set forth in this Section 5, the total number of Shares which may be issued under the Plan upon exercise of options or other
rights to purchase Shares shall not exceed the sum of (i)      Shares, plus
                                                          ====
(ii) that number of Shares available for issuance under the Company's 1993 Stock Incentive Plan (the "'93 Plan"), less those shares actually issued or reserved for issuance upon the exercise of options awarded under the '93 Plan; provided,
                                                                      --------
however, that if any outstanding option shall for any reason expire or terminate
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unexercised, then such Shares shall again be available for issuance under the
Plan. Each time any of the events set forth in Section 6.8(a) or Section 6.8(b) of the Plan occurs, the number of Shares purchasable under the Plan shall be adjusted in the same manner as the number of Shares subject to any outstanding option would be adjusted under the provisions of Section 6.8(c) of the Plan.

6.   TERMS AND CONDITIONS OF OPTIONS.

     6.1  OPTION AGREEMENT.  Each option granted under the Plan shall be
          ----------------
evidenced by an option agreement between the optionee and the Company in the form from time to time adopted by the Administrator and containing such terms and conditions which the Adminis trator deems appropriate; provided such terms and conditions are not inconsistent with the Plan. The provisions of the various option agreements entered into under the Plan need not be identical.

     6.2  EXERCISE PRICE.  Each option agreement shall state the price at which
          --------------
the Shares subject to the option may be purchased (the "Exercise Price"). In the case of an incentive stock option, the Exercise Price shall not be less than 100% of the Fair Market Value of such Shares on the date the option is granted (as determined by the Administrator), and in the case of a non-statutory stock option, the Exercise Price shall not be less than 85% of the Fair Market Value of such Shares on the date the option is granted (as determined by the Administrator); provided, however, that in the case of any stock option granted
                --------  -------
to a "Ten Percent Shareholder" (as defined below), the Exercise Price shall not be less than 110% of the Fair Market Value on the date the option is granted (as determined by the Administrator). For purposes of the Plan, "Ten Percent Shareholder" means a person who, on the date of grant by the Administrator of an option to that person owns, either directly or through attribution as provided in Section 424(d) of the Code, capital stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of his or her employer corporation or of any Parent or Subsidiary.

     6.3  NUMBER OF SHARES.  Each option agreement shall state the number of
          ----------------
Shares which may be purchased upon exercise, and shall specify that the option is an incentive stock option or a non-statutory stock option.

     6.4  TERM OF OPTION.  Each option agreement shall provide that the option
          --------------
shall terminate at the expiration of the earliest of:

          (a) that date selected by the Administrator, which shall be not more than ten (10) years after the date the option is granted or, in the case of an incentive option granted to a Ten Percent Shareholder, five (5) years after the date the option is granted;

          (b) thirty (30) days (one hundred eighty (180) days in the case of a non-statutory stock option) after the date of termination of the optionee's services to or employment with the Company, any Subsidiary or any Parent for any reason other than those set forth in clauses (c) or (d) below;

          (c) one year after the date of termination of the optionee's employment with the Company, any Subsidiary or any Parent as a result of the disability of the optionee; provided, however, that if such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, in the case of an incentive stock option such incentive stock option shall automatically convert to a nonstatutory stock option on the day three months and one day following such termination;

          (d) one year after the death of the optionee, provided that such death occurs during the optionee's employment by the Company or within thirty (30) days after termination of such employment other than for cause.

          For the purposes of Section 6.4(c), an optionee shall not be considered disabled unless he or she furnishes proof of the existence of such disability in such form and manner, and at such times, as the Administrator may require.

     6.5  TRANSFER OF OPTION.  Each option agreement shall provide that the
          ------------------
option shall not be transferable by the optionee otherwise than by will or the laws of descent and distribution.

     6.6  EXERCISE OF OPTION.  Each option agreement shall provide that the
          ------------------
option shall not be exercisable during the lifetime of the optionee by any person other than the optionee. Except as provided in Section 6.12 hereof, each option granted pursuant to the Plan shall become exercisable, in whole or in part, at such times as shall be set forth in the option agreement. At the discretion of the Administrator, options may be exercisable in installments at a rate of not less than 20% per year, in which case such installments (if more than one) shall (to the extent not exercised) accumulate and be exercisable, in whole or in part, in any subsequent installment period but in no event later than the date of the termination of the option.

     6.7  INVESTMENT PURPOSES.  Unless and until the issuance and sale of the
          -------------------

Shares acquired by an optionee pursuant to the exercise of options granted under the Plan are registered under the Act or any similar subsequent legislation, each option agreement under the Plan shall provide that the purchase of Shares pursuant to the option agreement shall be for investment purposes, and not with a view to resale or distribution other than as permitted under the Act. Each option agreement shall further provide that no Shares shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel, and (b) if required to do so by the Company, the optionee shall have executed and delivered to the Company a stock restriction agreement in such form and containing such provisions as the Administrator may require in accordance with law.

     6.8  STOCK SPLITS, ETC.  Each option agreement shall provide that, subject
          ------------------
to any required action by the shareholders of the Company:

          (a) If outstanding Shares shall be subdivided into a greater number of Shares, or a dividend in Shares or other securities of the Company convertible into or exchangeable for the Shares (in which latter event the number of Shares issuable upon the conversion or exchange of such securities shall be deemed to have been distributed) shall be paid in respect of the Shares, the Exercise Price of any outstanding option in effect immediately prior to such subdivision or at the record date of such dividend shall, simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend, be proportion ately reduced, and conversely, if the outstanding Shares shall be combined into a small number of Shares, the Exercise Price of any outstanding option in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased.

          (b) In the event the Company at any time, or from time to time, shall make or issue, or fix a record date for the determination of holders of Shares entitled to receive, a dividend or other distribution payable in securities of the Company other than Shares or securities convertible into or exchangeable for Shares then and in each such event, provision shall be made so that the holders of options shall receive upon exercise thereof, in addition to the number of Shares receivable thereupon, the amount of securities of the Company which they would have received had their option been exercised on the date of such event and had thereafter, during the period from the date of such event to and including the date of exercise, retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this Section 6.8 with respect to the rights of the holders of options.

          (c) When any adjustment is required to be made in the Exercise Price, the number of Shares purchasable upon the exercise of any outstanding option shall be adjusted to that number of Shares determined by (i) multiplying an amount equal to the number of Shares purchasable upon the exercise of the option immediately prior to such adjustment by the Exercise Price in effect immedi ately prior to such adjustment, and then (ii) dividing that product by the Exercise Price in effect immediately after such adjustment.

          (d) In the case of any capital reorganization, any reclassification of the Shares (other than a change in par value or recapitalization described in Section 6.8(a) or 6.8(b) hereof), or the consolidation of the Company with, or a sale of substantially all of the assets of the Company to (which sale is followed by a liquidation or dissolution of the Company), or the merger of the Company with another person, except as provided in Section 6.12 hereof, the holder of any outstanding option shall thereafter be entitled upon exercise of the option to purchase the kind and number of Shares or other securities or property of the surviving corporation receivable upon such event by a holder of the number of Shares which such option entitles the holder to purchase from the Company immediately prior to such event. In every such case, appropriate adjustment shall be made in the application of the provisions set forth in the option agreement and in the Plan with respect to the rights and interests thereafter of the optionee, to the end that the provisions set forth in the option agreement and in the Plan (including the specified changes and other adjustments to the Exercise Price) shall thereafter be applicable in relation to any Shares or other securities or property thereafter purchas able upon exercise of such option.

          (e) A dissolution or liquidation of the Company shall cause each outstanding option to terminate; provided that each optionee shall have the
                                 --------
right exercisable during a 10-day period ending on the fifth day prior to such dissolution or liquidation to exercise his or her option in whole or in part, without regard to any installment provisions under his or her option agreement; but any exercise of the option which except for the provisions of this
Section 6.8(e) would not then be exercisable, shall be conditioned upon the actual occurrence of such dissolution or liquidation, and if such dissolution or liquidation does not occur, the optionee's exercise of the option during such 10-day period shall be null and void, and of no force and effect. For purposes of this Section 6.8 (e) and subject to the previous sentence, any exercise of the option by the optionee pursuant to this Section 6.8(e) shall be deemed to occur immediately prior to the consummation of any such dissolution or liquidation.

          (f) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive.

          (g) Except as expressly provided in this Section 6.8 or in Section 6.12, no optionee shall have any rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the dissolution, liquidation, merger, consolidation or split-up or sale of assets or stock to another corporation, or any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or Exercise Price for, the shares.

          (h) The grant of an option pursuant to the Plan shall not affect in any way the rights or power of the Company to make adjustments, reclassification, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

     6.9  RIGHTS AS A SHAREHOLDER.  Each option agreement shall provide that no
          -----------------------
optionee or transferee of an option shall have any rights as a shareholder with respect to any of the Shares subject to the option until the date of issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 6.8 above.

     6.10 RESTRICTIONS ON TRANSFERS OF SHARES.  Each option agreement may
          -----------------------------------
contain such restrictions on transfer of Shares obtained pursuant to the exercise of options as the Administrator may determine including without limitation, rights of repurchase and rights of refusal as permitted under law.

     6.11 MODIFICATION, EXTENSION AND RENEWAL OF OPTION.  Subject to the terms
          ---------------------------------------------
and conditions and within the limitations of the Plan and the Code, the Administrator may modify (including a modifica tion of the Exercise Price) extend or renew outstanding options granted under the Plan, or accept the surrender of outstanding options (to the extent not previously exercised) and authorize the granting of new options in substitution therefor (to the extent not previously exercised). However, no modification of an option shall be made without the consent of the optionee which would alter or impair any rights of the optionee under the option.

     6.12 ACCELERATION.
          ------------

          (a) A "Change in Control" for purposes of this Plan shall mean (i) a single entity or group of affiliated entities acquires more than 50% of the stock of the Company issued and outstanding immediately prior to such acquisition; or (ii) shareholders approve the consummation of any merger of the Company or any sale or other disposition of all or substantially all of its assets, if the shareholders of the Company immediately before such transaction own, immediately after consummation of such transac tion, equity securities (other than options and other rights to acquire equity securities) possessing less than 50% of the voting power of the surviving or acquiring corporation.

          (b) If a Change in Control has occurred or if the Board of Directors determines in good faith that a Change in Control is about to occur, the Board of Directors may determine that it is necessary or desirable to accelerate the exercisability of all options granted hereunder. Upon such determination, the Board of Directors shall establish the date upon which all options not theretofore exercisable shall become exercisable, the period of time (not in excess of 10 days) during which such options may be exercised and the notice period required for exercise. The Board of Directors shall notify all optionees of such date, exercise period and notice requirement.

          (c) Any options subject to acceleration under this Section that are not exercised during the exercise period estab lished by the Board of Directors pursuant to subsection (b) above shall be treated as if no Change in Control had occurred and shall be governed by their original terms. Nevertheless, by a notice to that effect which is communicated in any reasonable manner to as many of the holders of options as is feasible, the Board of Directors may provide that any options accelerated pursuant to this Section 6.12 shall expire at the end of the exercise period established by the Board of Directors pursuant to subsection (b).

          (d) In the event of a Change in Control that consists of a merger of the Company with or into another entity in which holders of the Company's common stock will receive cash for their shares, the Board of Directors, upon making the determination set forth in subsection (b) may provide that, upon consummation of such Change in Control, all then outstanding options granted hereunder shall be automatically converted into the right to receive cash in amounts equal to the differences, if any, between the price to be received by holders of the Company's common stock for their shares and the respective Exercise Prices of the outstanding options.

7.   PAYMENT FOR SHARES.

     7.1  GENERAL RULE.  The Exercise Price for any Shares purchased under the
          ------------
Plan shall be payable (i) in cash, (ii) by check, (iii) subject to Section 7.2, by promissory note, (iv) at the discretion of the Administrator, with Shares which have already been owned by the optionee for more than six months and which are surrendered to the Company in good form for transfer (such Shares to be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan), (v) by delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes, (vi) by delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes, or (vii) by any combination of the above, in each case as set forth in the relevant option agreement.

     7.2  PROMISSORY NOTE.  The Administrator in its sole discretion may
          ---------------
specify in any option agreement entered into hereunder that payment may be made with a full recourse promissory note executed by the optionee or offeree. Such note shall bear interest at the rate specified in the option agreement for a term of no more than five years with interest only payable during the term. Subject to the foregoing, the Administrator in its sole discretion shall specify the term, interest rate and other provisions of the note. The Administrator may require that the offeree or optionee pledge his Shares to the Company for the purpose of securing payment for the note, and the Administrator may require that the certificate(s) representing such Shares be held by the Company as a security holder in order to perfect the Company's security interest.

     7.3  WITHHOLDING.
          -----------

          (a)  GENERALLY.  Notwithstanding the provisions of Sections 7.1 and
               ---------
7.2 hereof, whenever under any agreement evidenc ing options, or any shares or any monetary amount are issued to any grantee, the Company shall be entitled to require as a condition of delivery that the grantee agree to remit, at the time of such delivery or at such later date as the Company may determine, an amount sufficient to satisfy all federal, state and local withholding tax requirements relating thereto.

          (b)  WITHHOLDING OF SHARES.  With the consent of the Administrator,
               ---------------------
and in accordance with any rules and procedures from time to time adopted by the Administrator, a grantee may elect to satisfy by (i) directing the Company to withhold a portion of the Shares otherwise deliverable or (ii) tendering to the Company other Shares which are already owned by such grantee or purchaser, which, in all cases, have a Fair Market Value on the date as of which the amount of tax to be withhold is determined (the "Tax Date") equal to the amount of tax to be paid with respect to such Shares.

          (c)  FORM OF ELECTION.  Any election made pursuant to Paragraph 7.3(b)
               ----------------
above must:

               (i) be made in writing on or prior to the Tax Date and specify whether all or a stated percentage of the applicable taxes will be paid with Shares and whether the amounts so paid shall be made in accordance with the "flat" withholding rates for supplemental wages or as determined in accordance with the grantee's Form W-4 (or comparable state or local forms);

               (ii)   be irrevocable once made; and

               (iii) conform in all respects to all rules and procedures from time to time adopted by the Administrator and be subject to rejection by the Administrator for any reason.

8.   TERM OF THE PLAN.

     Unless sooner terminated by the Board in its sole discretion, the Plan shall expire on January __, 2007.

9.   AMENDMENTS TO THE PLAN.

     The Plan may be amended from time to time by the Board; provided that any
                                                             --------
amendment which (a) increases the number of Shares which may be issued under the Plan, (b) materially increases the benefits accruing to persons eligible to purchase Shares under the Plan or (c) materially modifies the requirements for eligibil ity for purchasing Shares under the Plan, shall not become effective unless and until approved by the shareholders of the Company.

     The Company intends that the Plan shall comply with the requirements of
Section 422 of the Code with respect to incentive stock options issued under the Plan. Should any provisions of the Plan not be necessary to comply with the Code requirements or should any additional provisions be necessary for the Plan to comply with the Code requirements, the Board may amend the Plan to add or modify the provisions of the Plan accordingly without the necessity of shareholder approval.

10.  EFFECTIVE DATE; SHAREHOLDER APPROVAL.

     This Plan shall be effective as of the date it has been adopted by the Board of Directors of the Company; however, no Shares may be sold under the Plan unless and until shareholder approval of the Plan shall have been obtained. Options may be granted prior to obtaining shareholder approval; provided that
                                                                --------
each option agreement shall provide that the option may not be exercised unless such approval is obtained prior to January __, 1998.

11.  ASSUMPTION.

     The terms and conditions of any outstanding options granted pursuant to this Plan shall be assumed by, be binding upon and inure to the benefit of any successor corporation to the Company and shall continue to be governed by, to the extent applicable, the terms and conditions of this Plan.

12.  ANNUAL FINANCIAL STATEMENTS.

     Any person who is granted an option under the terms of this Plan shall receive financial statements of the Company on an annual basis as long as such person has any unexercised options outstand ing as of the last day of each fiscal year of the Company.